UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.    )

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NETGEAR, INC.

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Your Vote Counts! NETGEAR, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET You invested in NETGEAR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 27, 2021. Get informed before you vote View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/NTGR2021 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

NETGEAR, INC.
2021 Annual Meeting
Vote by May 26, 2021
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Patrick C. S. Lo	For
1b.	Sarah S. Butterfass	For
1c.	Laura J. Durr	For
1d.	Jef T. Graham	For
1e.	Bradley L. Maiorino	For
1f.	Janice M. Roberts	For
1g.	Gregory J. Rossmann	For
1h.	Barbara V. Scherer	For
1i.	Thomas H. Waechter	For
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3.	Proposal to approve, on a non-binding advisory basis, a resolution approving the compensation of our Named Executive Officers in the Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.